                                                                    EXHIBIT (21)

                        SUBSIDIARIES OF THE REGISTRANT

                                                                                                   PERCENT OF
                                                                                                     STOCK
                                                                                                     OWNED
                                                                                                  BENEFICIALLY
                                                                     STATE OR COUNTRY UNDER       BY COMPANY OR
NAME OF SUBSIDIARY                                                       LAWS OF WHICH             SUBSIDIARY
                                                                           ORGANIZED
-----------------------------------------------------------------------------------------------------------------
Consolidated subsidiaries of:
Registrant
     CIC, Inc.                                                     Florida                           100%
     Contour Software, Inc.                                        California                        100%
     Credit Net Communication, Inc.                                Oregon                             75%
     First American Loan Servicing Corporation                     Texas                             100%
     First American Management Company                             Washington                        100%
     First American Property Data Services, Inc.                   California                        100%
     First American Real Estate Information Services, Inc.         California                        100%
     First American Registry, Inc.                                 Nevada                            100%
     First American Title Insurance Company                        California                        100%
     First American Trust Company                                  California                        100%
     First American Capital Management, Inc.                       California                        100%
     Market Data Center, LLC                                       Georgia                           100%
     SMS Settlement Services, Inc.                                 California                        100%
     Strategic Mortgage Services, Inc.                             Ohio                              100%

Consolidated subsidiaries of First American Title Insurance
 Company--
     Alachua County Abstract Company                               Florida                           100%
     Albany County Title, Inc.                                     Wyoming                           100%
     American Title Corporation                                    Wisconsin                         100%
     Attorneys Abstract, Inc.                                      New York                          100%
     Attorneys Title Corporation                                   District of Columbia              100%
     Bienville Properties, Inc.                                    Louisiana                         100%
     Burton Abstract & Title Company                               Michigan                          100%
     Consolidated Title and Abstract Co.                           Minnesota                         100%
     Eaton County Abstract & Title Company                         Michigan                          100%
     EHG, Incorporated                                             Illinois                          100%
     Eureka Title Company                                          California                        100%
     First American Abstract Company                               Mississippi                       100%
     First American Abstract Company of Louisiana                  Louisiana                         100%
     First American Abstract Company of South Carolina, Inc.       South Carolina                    100%
     First American Affiliates, Inc.                               Florida                           100%
     First American Equity Loan Services, Inc.                     Ohio                              100%
     First American Exchange Corporation of California             California                        100%
     First American Exchange Corporation of the Southeast          Louisiana                         100%
     First American Holdings CBA, Inc.                             Minnesota                         100%
     First American Title Agency, Inc.                             Virginia                          100%
     First American Title Company                                  California                        100%
     First American Title Company of Alaska                        Alaska                            100%
     First American Title Company of Bellingham                    Washington                        100%
     First American Title Company of Clark County                  Washington                        100%
     First American Title Company of Colorado                      Colorado                          100%
     First American Title Company of Dallas                        Texas                             100%
     First American Title Company of Florida, Inc.                 Florida                           100%

                                                                    EXHIBIT (21)
                  SUBSIDIARIES OF THE REGISTRANT (Continued)

                                                                                                 PERCENT OF STOCK
                                                                                                     OWNED
                                                                                                  BENEFICIALLY
                                                                     STATE OR COUNTRY UNDER       BY COMPANY OR
NAME OF SUBSIDIARY                                                        LAWS OF WHICH            SUBSIDIARY
                                                                            ORGANIZED
------------------------------------------------------------------------------------------------------------------
     First American Title Company of Idaho, Inc.                   Idaho                                    100%
     First American Title Company of Modesto                       California                               100%
     First American Title Company of Nevada                        Nevada                                   100%
     First American Title Company of New Mexico                    New Mexico                               100%
     First American Title Company of St. Lucie County, Inc.        Florida                                  100%
     First American Title Company of Thurston County               Washington                               100%
     First American Title Guaranty Holding Company                 California                               100%
     First American Title Ins. Company of Australia Pty. Ltd.      Australia                                100%
     First American Title Ins. Company of Mason County             Washington                               100%
     First American Title Ins. Company of North Carolina           North Carolina                           100%
     First American Title Insurance Agency of Coconino, Inc.       Arizona                                  100%
     First American Title Insurance Agency of Gila, Inc.           Arizona                                  100%
     First American Title Insurance Agency of Yuma, Inc.           Arizona                                  100%
     First American Title Insurance Company Ltd. (UK)              England                                  100%
     First American Title Insurance Company of New York            New York                                 100%
     First American Title Insurance Company of Texas               Texas                                    100%
     First American Title of Kansas City, Inc.                     Missouri                                 100%
     First American Title of St. Louis, Inc.                       Missouri                                 100%
     First Australian Title Company Pty. Ltd.                      Australia                                100%
     First Canadian Title Company Limited                          Canada                                   100%
     First Exchange Corporation                                    California                               100%
     First Exchange of Arizona, Inc.                               Arizona                                  100%
     Fremont County Title Company                                  Wyoming                                  100%
     Grand Valley Title Company                                    Michigan                                 100%
     Greater Louisiana Title Ins. Company                          Louisiana                                100%
     Guardian Title Company of Maryland                            Maryland                                 100%
     Illini Title Services, Inc.                                   Illinois                                 100%
     Kings County Title Company                                    California                               100%
     Land Title Associates, Inc.                                   Oklahoma                                 100%
     Land Title Company of St. Louis, Inc.                         Missouri                                 100%
     Latin Title, Inc.                                             Florida                                  100%
     Louisiana First Title Ins. Company                            Louisiana                                100%
     Massachusetts Abstract Company, Inc.                          Massachusetts                            100%
     Memphis Title Company                                         Tennessee                                100%
     Midland Title Security, Inc.                                  Ohio                                     100%
     Miller Abstract Company, Inc.                                 Missouri                                 100%
     Mineral Point Title Company, Ltd.                             Wisconsin                                100%
     Monroe Title Company                                          Florida                                  100%
     National Lenders Title Guaranty Co. Inc.                      Illinois                                 100%
     New York Abstract Company, Inc.                               New York                                 100%
     Northern Michigan Title Company of Emmet County               Michigan                                 100%
     Ohio Title Corporation                                        Ohio                                     100%
     Orange County Title Company                                   California                               100%
     Pekin Abstract & Title Company                                Illinois                                 100%
     Pioneer of Philadelphia, Ltd., Inc.                           Pennsylvania                             100%
     Port Lawrence National Agency, Inc.                           Ohio                                     100%
     Potter Title Company                                          Michigan                                 100%
     Republic Title of Texas, Inc.                                 Texas                                    100%

                                                                    EXHIBIT (21)
                  SUBSIDIARIES OF THE REGISTRANT (CONTINUED)

                                                                                                  PERCENT OF STOCK
                                                                  STATE OR COUNTRY UNDER         OWNED BENEFICIALLY
                                                                       LAWS OF WHICH               BY COMPANY OR
NAME OF SUBSIDIARY                                                      ORGANIZED                    SUBSIDIARY
------------------------------------------------------------------------------------------------------------------
     San Mateo County Title Company                                California                            100%
     Service Standard Title & Trust, Ltd.                          Virgin Islands                        100%
     Settlers Abstract Company, L.P.                               Pennsylvania                          100%
     Settlers Title Agency, Inc.                                   New Jersey                            100%
     Standard Title Insurance Company, Inc.                        Oklahoma                              100%
     Sterling Title Company of Sandoval County                     New Mexico                            100%
     The Inland Empire Service Corporation                         California                            100%
     The Port Lawrence Agency, Inc.                                Ohio                                  100%
     The Port Lawrence Title and Trust Company                     Ohio                                  100%
     Ticore, Inc.                                                  Oregon                                100%
     Universal Title Company                                       Minnesota                             100%
     Utah  First Exchange                                          Utah                                  100%
     Waco-McLennan County Abstract & Title Co.                     Texas                                 100%
     Warren County Abstract                                        Iowa                                  100%
     Washakie Abstract Company                                     Wyoming                               100%
     Woodford County Abstract & Title Company, Inc.                Illinois                              100%
     First American Auto Title Transfer, L.L.C.                    Louisiana                              99%
     First American Title & Trust Company                          Oklahoma                               99%
     Land Title Insurance Company of St. Louis                     Missouri                               99%
     Peoples Abstract Company                                      Iowa                                   99%
     First American Title Insurance Agency of Pinal                Arizona                                98%
     First American Title Guaranty Agency of Cheyenne              Wyoming                                93%
     First American Home Buyers Protection Corporation             California                             92%
     First American Title Company of Laramie County                Wyoming                                92%
     First American Title Insurance Agency of Mohave, Inc.         Arizona                                88%
     First American Abstract & Title Services, Inc.                South Carolina                         85%
     First American Title Insurance Agency, Inc. (Navajo)          Arizona                                85%
     First American Title Insurance Agency of Yavapai, Inc.        Arizona                                84%
     Converse Land Title Company (a partnership)                   Wyoming                                80%
     First American Long & Melone Title Company, Ltd.              Hawaii                                 80%
     First American Title Company of Spokane                       Washington                             80%
     First American Title Guaranty of Hot Springs                  Wyoming                                80%
     Territorial Abstract and Title Company, Inc.                  New Mexico                             80%
     First American Title Guaranty of Carbon County                Wyoming                                79%
     First American Title Guaranty of Sublette County              Wyoming                                79%
     First American Title Guaranty Agency of Crook County          Wyoming                                78%
     Teton Land Title Company                                      Wyoming                                76%
     Muni-Law, Inc.                                                Massachusetts                          75%
     Goshen County Abstract & Title                                Wyoming                                73%
     First American Title Company of Magic Valley, Inc.            Idaho                                  70%
     Big Horn Land Title Company                                   Wyoming                                62%
     Mid Valley Title and Escrow Company                           California                             59%
     Campbell County Abstract Company                              Wyoming                                58%
     Wyoming Land Title Company                                    Wyoming                                56%
     First American Title Company of Mendocino County              California                             54%
     Grand Valley Title Company                                    Wyoming                                52%
     Shoshone Title Insurance and Abstract Company                 Wyoming                                52%
     Johnson County Title Company, Inc.                            Wyoming                                51%

                                                                    EXHIBIT (21)
                   SUBSIDIARIES OF THE REGISTRANT (CONTINUED)

                                                                                                 PERCENT OF STOCK
                                                                     STATE OR COUNTRY UNDER       OWNED BENEFICIALLY
                                                                        LAWS OF WHICH               BY COMPANY OR
NAME OF SUBSIDIARY                                                        ORGANIZED                   SUBSIDIARY
--------------------------------------------------------------------------------------------------------------------
     First American Homebuyers Protection Corp.                      Delaware                             50%
     North American Title Insurance Company                          California                           50%

Consolidated subsidiaries of First American Real Estate
 Information Services, Inc. --
     Data Tree Corporation                                           California                          100%
     Excelis, Inc.                                                   Florida                             100%
     First American Real Estate Solutions, LLC                       California                           80%
     Realty Tax & Service Company                                    California                          100%

Consolidated subsidiary of Mid Valley Title & Escrow Company -
 Mt. Shasta Title & Escrow Company                                   California                           65%

Consolidated subsidiaries of Ticore, Inc. --
     Eagle Exchange Corporation                                      Oregon                              100%
     Escrow Automated Systems, Inc.                                  Oregon                              100%
     Title Insurance Company of Oregon                               Oregon                              100%

Consolidated subsidiaries of Title Insurance Company of Oregon --
     Deschutes County Title Company                                  Oregon                              100%
     Willamette Valley Title Company                                 Oregon                              100%

Consolidated subsidiary of Massachusetts Abstract Comp., Inc. --
     Massachusetts Title Insurance Company                           Massachusetts                        91%

Consolidated subsidiary of First American Abstract Company of
 Louisiana
     Abstracts by Godail                                             Louisiana                           100%

Consolidated subsidiaries of First American Title Guaranty
 Holding Company --
     First Escrow Accounting Services Company                        California                          100%
     First Guaranty Bancorp                                          California                          100%
     First Guaranty Exchange Company                                 California                          100%
     Superior Trustee's Services Company, Inc.                       California                          100%
     First American Title Guaranty Company                           California                           99%
     Harrison-Webster Investment Group (a partnership)               California                           75%
     Stanley Building Associates (a partnership)                     California                           75%

Consolidated subsidiary of First American Title Insurance
 Company of North Carolina
     Fidelity Title and Guaranty Co.                                 Florida                             100%

Consolidated subsidiary of Land Title Associates, Inc. --
     First American Title & Abstract Co.                             Oklahoma                            100%

                                                                    EXHIBIT (21)

                                                                                              PERCENT OF STOCK
                                                                                                   OWNED
                                                                                                BENEFICIALLY
                                                                   STATE OR COUNTRY UNDER       BY COMPANY OR
 NAME OF SUBSIDIARY                                                     LAWS OF WHICH             SUBSIDIARY
                                                                          ORGANIZED
-----------------------------------------------------------------------------------------------------------------
 Consolidated subsidiaries of Midland Title Security, Inc. --
     Colonial Title Company                                        Ohio                               100%
     Commerce Title Agency, Inc.                                   Ohio                               100%
     Lawyers Mortgage and Title Company, Inc.                      Ohio                               100%
     Midland Exchange Services, Inc.                               Ohio                               100%
     National Survey Services, Inc.                                Delaware                           100%
     R.E. Services, Inc.                                           Ohio                               100%
     MCM Title Services, Inc.                                      Ohio                                67%
     Environmental Title Services, Inc.                            Ohio                                50%

Consolidated subsidiary of First American Home Buyers Protection
 Company --
     First American Home Buyers Protection Corp.                   Delaware                            50%

Consolidated subsidiary of Land Title Insurance Company of St.
 Louis --
     Property Data, Inc.                                           Missouri                           100%
     The Trust Company of St. Louis County                         Missouri                            99%

Consolidated subsidiaries of First American Title Insurance
 Company of Texas --
     Corpus Christi Title Company                                  Texas                              100%
     Fort Bend Title Company                                       Texas                              100%
     The Donegan Abstract Company                                  Texas                              100%

Consolidated subsidiaries of First American Title Insurance
 Company of New York --
     First American Exchange Corporation                           New York                           100%
     L & H Abstract                                                New York                           100%
     Mortgage Guarantee & Title Company                            Rhode Island                       100%
     Preferred Land Title Services, Inc.                           New York                           100%

Consolidated subsidiaries of Republic Title of Texas, Inc. --
     American Escrow Company                                       Texas                              100%
     Texas Escrow Company                                          Texas                              100%
     Title Software Corporation                                    Texas                              100%

Consolidated subsidiary of First American Title & Trust Comp. --
     Southwest Title Land Company                                  Oklahoma                           100%

Consolidated subsidiaries of Territorial Abstract and Title
 Company, Inc.
     Territorial Escrow Services                                   New Mexico                         100%
     Title de Santa Fe                                             New Mexico                         100%

Consolidated subsidiary of Universal Title Company
     Universal Partnerships, Inc.                                  Minnesota                          100%

                                                                    EXHIBIT (21)

                                                                                               PERCENT OF STOCK
                                                                                              OWNED BENEFICIALLY
                                                                   STATE OR COUNTRY UNDER        BY COMPANY OR
 NAME OF SUBSIDIARY                                                    LAWS OF WHICH              SUBSIDIARY
                                                                         ORGANIZED
------------------------------------------------------------------------------------------------------------------
Consolidated subsidiary of First American Long and Melone Title
 Company, Ltd.
          First American Long & Melone Exchange, Ltd.              Hawaii                              100%

Consolidated subsidiary of First American Title Company of
 Nevada (Reno)
                First American Title Company of Nevada
                   (Zephyr Cove)                                   Nevada                              100%

Consolidated subsidiary of First American Equity Loan Services,
 Inc. (OH)
                  Docu-Search, Inc.                                Kentucky                            100%
                   First American Equity Loan Services, Inc. (DE)  Delaware                            100%

Consolidated subsidiary of EHG, Incorporated
                    Midwest Title Insurance Company                Illinois                            100%

Consolidated subsidiary of First American Real Estate
Solutions, LLC
                    Data Tree, LLC                                 California                           80%
                    First American Real Estate Flood & Tax
                      Solutions, LLC                               Delaware                            100%